BANK AND OTHER BORROWINGS - Schedule of Maturities of Long-Term and Other Debt (Details) - Dec. 31, 2025 - Long-term bank and other borrowings ¥ in Thousands, $ in Thousands	CNY (¥)	USD ($)
Derivative liability
Within one year	¥ 550,698	$ 78,749
Between one and two years	216,625	30,977
Between two and three years	1,116,245	159,621
Between three and four years	215,108	30,760
Above four years	917,527	131,205
Total	¥ 3,016,203	$ 431,312